UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2016

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	000-23322	93-1034484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(877) 617-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by Cascade Bancorp (the “Company”) with the Securities and Exchange Commission (“SEC”) on May 31, 2016 (the “Original Form 8-K”). The Company is filing this Current Report on Form 8-K/A solely to report the amendment to the 2008 Cascade Bancorp Performance Incentive Plan, as amended (the “Plan”), which, as reported in the Original Form 8-K, was approved by the Company’s shareholders at the Company’s 2016 Annual Meeting of Shareholders on May 23, 2016 (the “Annual Meeting”). There are no other changes to the information included in the Original Form 8-K.

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

At the Annual Meeting, the Company’s shareholders approved an amendment to the Plan to increase the maximum number of shares of the Company’s common stock reserved for the grant or settlement of awards under the Plan (i.e., options, restricted stock, restricted stock units or other stock-based awards or other cash-based awards) by an additional 2,000,000 shares to 8,000,000 shares.

The Plan provides incentive compensation opportunities to the Company’s executive officers and other participating employees, as well as a source of shares of Company common stock that may be used to compensate individuals serving as non-employee directors on the Company’s Board of Directors. The principal features of the Plan are described in detail under “Proposal 3 - Amendment to the 2008 Performance Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the 2016 Annual Meeting of Shareholders filed by the Company with the SEC on April 13, 2016 (the “Proxy Statement”). The description of the principal features of the Plan included in the Proxy Statement is incorporated herein by reference.

The foregoing description of the principal features of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

Exhibit No.	Description

10.1
2008 Cascade Bancorp Performance Incentive Plan, as amended (incorporated by reference to Appendix A to the registrant’s Definitive Proxy Statement on Schedule 14A filed on April 13, 2016 (File No. 000-23322))

99.1	“Proposal 3 - Amendment to the 2008 Performance Incentive Plan” (incorporated by reference to the registrant’s Definitive Proxy Statement on Schedule 14A filed on April 13, 2016 (File No. 000-23322))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE BANCORP

By:    /s/ Gregory D. Newton
Gregory D. Newton
Executive Vice President &
Chief Financial Officer

Date:    June 1, 2016